SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 24, 1998
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                              J. C. NICHOLS COMPANY
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             (Exact name of registrant as specified in its charter)

            Missouri                 0-06181                     47-0371610

(State of other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

                  310 Ward Parkway, Kansas City, Missouri 64112
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (816) 561-3456

                                       N/A
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       (Former name or former address,  if changed since last report.)


ITEM 5:  Other Events

         On April 29, 1998, J.C. Nichols Company executed Amendment No. 1 to Agreement and Plan of Merger with Highwoods Properties, Inc., and Jackson Acquisition Corp., a wholly owned subsidiary of Highwoods Properties, Inc. A copy of the amendment is attached as an exhibit to this current report.














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ITEM 7:  Financial Statement and Exhibits

Exhibit No.      Description

      2.1        Amendment No. 1 to Agreement and Plan of Merger By and
                 Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J. C. Nichols Company dated as of April 29, 1998.

      2.2 Agreement and Plan of Merger By and Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J.C. Nichols Company dated as of December 22, 1997.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J.C. NICHOLS COMPANY


                                         By:/s/ Barrett Brady
                                         Name:  Barrett Brady
                                         Title:  President and
                                                 Chief Executive Officer

Date:  April 30, 1998





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                                  EXHIBIT INDEX


Exhibit                        Description

  2.1 Amendment No. 1 to Agreement and Plan of Merger By and Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J. C. Nichols Company dated as of April 29, 1998.

  2.2 Agreement and Plan of Merger By and Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J. C. Nichols Company dated as of December 22, 1997. (1)



(1) Exhibit 2.2 was filed as exhibit number 2 in the Company's Form 8-K filed on December 22, 1997, and is incorporated herein by reference.





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